EXHIBIT 10.55

                        Klinger Advanced Aesthetics, Inc.
                      (formerly Advanced Aesthetics, Inc.)
                               501 Madison Avenue
                               New York, NY 10022

                                                        March 28, 2006

The Johns Hopkins Health System Corporation
The Johns Hopkins University
901 South Bend Street, Suite 550
Baltimore, MD 21231

                      Re: Services and Licensing Agreement

Gentlemen:

         This letter will confirm our agreement to extend the period by which we are required to satisfy the "Conditions Precedent" pursuant to Section 5(b) of our Services and Licensing Agreement (the "Agreement") dated December 8, 2004, from March 31, 2006 until June 30, 2006. All other terms and provisions of the Agreement remain unchanged and in full force and effect.

         Please indicate your agreement by signing this letter below and returning a copy to us.

                                               Very truly yours,

                                               KLINGER ADVANCED AESTHETICS, INC.


                                               By: /s/ Richard Rakowski
                                                   -----------------------------
                                                        Name:  Richard Rakowski
                                                        Title: CEO and Chairman

AGREED:

THE JOHNS HOPKINS HEALTH SYSTEM CORPORATION.

   By: /s/ Richard A Gross
       -----------------------------
           Name:  Richard A Gross
           Title: VP/CFO, JHM

THE JOHNS HOPKINS UNIVERSITY

   By: /s/ Richard A Gross
       -----------------------------
           Name:  Richard A Gross
           Title: VP/CFO, JHM